UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-2786

DWS High Income Series

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	03/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

MARCH 31, 2008

Semiannual Report
to Shareholders

DWS High Income Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Shareholder Meeting Results

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

55 Account Management Resources

56 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. Additionally, investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read the fund's prospectus for specific details regarding the fund's risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2008

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 are 0.97%, 1.76%, 1.72% and 0.65% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings shown during the 1-, 3-, 5-, and 10- year periods for Class A and B shares, the 3-, 5-, and 10 year periods for Class C shares and the 1-, 3-, 5-year and life of class periods for Institutional shares reflect a fee waiver and/or expense reimbursement. Without these waivers/reimbursements, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/08
DWS High Income Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-4.94%	-5.03%	4.09%	8.39%	3.86%
Class B	-5.33%	-5.63%	3.23%	7.50%	3.01%
Class C	-5.29%	-5.55%	3.30%	7.55%	3.02%
Credit Suisse High Yield Index+	-3.90%	-3.24%	4.88%	8.85%	5.47%
DWS High Income Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	-4.77%	-4.54%	4.49%	8.71%	9.93%
Credit Suisse High Yield Index+	-3.90%	-3.24%	4.88%	8.85%	10.07%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 3/31/08	$ 4.77	$ 4.77	$ 4.78	$ 4.78
9/30/07	$ 5.24	$ 5.24	$ 5.25	$ 5.25
Distribution Information: Six Months as of 3/31/08: Income Dividends	$ .22	$ .20	$ .20	$ .22
March Income Dividend	$ .0344	$ .0311	$ .0313	$ .0357
SEC 30-day Yield++	8.66%	8.23%	8.30%	9.37%
Current Annualized Distribution Rate++	8.65%	7.82%	7.86%	8.96%
++ The SEC yield is net investment income per share earned over the month ended March 31, 2008, shown as the annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — High Current Yield Funds Category as of 3/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	327	of	453	73
3-Year	198	of	381	52
5-Year	89	of	332	27
10-Year	67	of	160	42

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS High Income Fund — Class A [] Credit Suisse High Yield Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/08
DWS High Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,070	$10,769	$14,288	$13,944
	Average annual total return	-9.30%	2.50%	7.40%	3.38%
Class B	Growth of $10,000	$9,175	$10,827	$14,257	$13,453
	Average annual total return	-8.25%	2.68%	7.35%	3.01%
Class C	Growth of $10,000	$9,445	$11,022	$14,387	$13,465
	Average annual total return	-5.55%	3.30%	7.55%	3.02%
Credit Suisse High Yield Index+	Growth of $10,000	$9,676	$11,536	$15,284	$17,038
	Average annual total return	-3.24%	4.88%	8.85%	5.47%

The growth of $10,000 is cumulative.

+ Credit Suisse High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS High Income Fund — Institutional Class [] Credit Suisse High Yield Index+

Yearly periods ended March 31
Comparative Results as of 3/31/08
DWS High Income Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$954,600	$1,140,800	$1,518,000	$1,701,700
	Average annual total return	-4.54%	4.49%	8.71%	9.93%
Credit Suisse High Yield Index+	Growth of $1,000,000	$967,600	$1,153,600	$1,528,400	$1,709,300
	Average annual total return	-3.24%	4.88%	8.85%	10.07%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ Credit Suisse High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2007 to March 31, 2008).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2008
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 10/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/08	$ 950.60	$ 946.70	$ 947.10	$ 952.30
Expenses Paid per $1,000*	$ 4.78	$ 8.81	$ 8.42	$ 3.37
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 10/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/08	$ 1,020.10	$ 1,015.95	$ 1,016.35	$ 1,021.55
Expenses Paid per $1,000*	$ 4.95	$ 9.12	$ 8.72	$ 3.49
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS High Income Fund	0.98%	1.81%	1.73%	0.69%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Manager Gary Sullivan discusses DWS High Income Fund's strategy and the market environment during the six-month period ended March 31, 2008.

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the high-yield bond market perform during the semiannual period?

A: The past six months proved to be a challenging period for the high-yield bond market, as investor sentiment was pressured by concerns that problems in the housing and credit markets were beginning to spread to the broader economy. The result was a "flight to quality" into US Treasuries and a corresponding downturn in other sectors of the bond market. In this environment of elevated investor risk aversion, high-yield bonds underperformed: The Credit Suisse High Yield Index returned -3.90% during the semiannual period, lagging the 5.23% return of the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index.1

1 The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
The Lehman Brothers U.S. Aggregate Index is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The weakness in high-yield was evident in the rising yield spread of the asset class relative to US Treasuries.2 On March 31, 2008, the yield spread stood at 794 basis points, or 7.94 percentage points. In comparison, the average over the past 12 months was 504 basis points, while the low was under 270 (achieved in early June). At a time of declining risk appetites, higher-rated bonds within the asset class generally outperformed lower-rated securities.

2 Source: Credit Suisse. The long-term historical spread is based upon the average monthly yield spread of the Credit Suisse High-yield Index from January 31, 1986 to March 31, 2008. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.

As would be expected at a time of slow economic growth, default rates have begun to creep up. However, Moody's 12-month rolling default rate stood at 1.5% as of the end of March — still well below the historical average.3

3 Source: Moody's Investors Service, Inc.

Despite these issues, the semiannual period ended on a fairly positive note due to the aggressive actions of the US Federal Reserve Board (the Fed). In addition to cutting the benchmark federal funds rate (the overnight rate charged by banks when they borrow money from each other), the central bank took a variety of measures to maintain liquidity in the financial system. The Fed also helped engineer the survival of the troubled broker Bear Stearns, indicating to investors that they will take extraordinary steps to ensure stability. The result was a modest recovery for high-yield bonds in the latter half of March.

Q: How did the fund perform?

A: The fund's Class A shares returned -4.94% during the six-month period ended March 31, 2008, trailing the -3.90% return of the benchmark and the -4.90% average return of the funds in its Lipper peer group, High Current Yield Funds.4 Fund returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see page 4 through 6 for the performance of other share classes and more complete performance information.)

4 Lipper's High Current Yield Funds category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper Category.

Q: What individual securities helped performance?

A: Performance was helped by the fact that on average the fund held a higher-than-normal position in both cash and securities whose performance is similar to that of cash. This provided a measure of insulation against the downturn in the market.

On a sector basis, the fund continued to benefit from its underweight relative to the benchmark in the homebuilding sector.5 This group continues to underperform amid the slump in housing prices, rising inventories of unsold homes, and prospects for slower economic growth.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Performance also was helped by the fact that two of the fund's holdings were taken over by investment grade companies: Triton, which was acquired by Deutsche Telekom, and Rural Cellular Corp., which was purchased by Verizon.

Also performing well for the fund were the bonds issued by Kansas City Southern Railway Co. and its subsidiary Kansas City Southern de Mexico SA de CV, where we held large positions in short-dated issues. We have been positive on this investment given that Kansas City Southern is an asset-heavy company with the ability to easily refinance its debt, creating what we see as an attractive risk/reward profile. Hawker Beechcraft, Inc., which makes corporate jets, was another top contributor. While there has been weakness in this market in the United States, the continued strength in economic growth in Asia and the emerging markets has kept global demand high. Other top-performing positions included bonds issued by the South African telecommunications concern Cell C (Pty), Ltd., which we have since sold, and the utility Allegheny Energy Supply Co., LLC, which was helped by its defensive characteristics at a time of elevated risk in the broader market.

We also added value versus the benchmark by avoiding certain underperforming securities — specifically, bonds issued by Harrah's and Delphi Automotive. Similarly, we added value through an underweight in Freescale Semiconductor, Inc., which was hurt by investor concerns about the growing likelihood of a recession.

Q: What holdings hurt performance?

A: Performance was hurt by our decision to underweight Dollar General, where we were not comfortable with the risks given retailers' vulnerability to slower economic growth. This security outperformed, contrary to our expectations, so the fund's underweight position led to a shortfall versus the benchmark. The fund was also hurt by not holding Countrywide Financial, whose bond performance was based on the shifting likelihood Bank of America would complete its acquisition of the company — a binary outcome that provided little opportunity for us to add value. Other notable sources of underperformance were the fund's positions in bonds issued by Young Broadcasting, Inc., the homebuilder K. Hovnanian Enterprises, Inc. and the yellow pages company Idearc, Inc., which has been pressured by the notion that the yellow pages will ultimately become obsolete due to the Internet. Also weighing on returns was a position in the senior loans of the restaurant company Buffets, Inc.

The fund's position in syndicated loans, an asset class that underperformed due to technical factors, also detracted from performance. These are loans, usually made at a variable rate, extended to a corporate borrower from a group of banks and subsequently sold to investors in the secondary market. We continue to believe syndicated loans are an attractive asset class at a time when default rates are rising, since these securities are generally higher in the capital structure and of higher credit quality than high-yield bonds.

Q: What is your view on the high-yield market as a whole?

A: The past six months have been characterized by high levels of anxiety among market participants, but with yield spreads in the high 700 basis point range, we believe investors are being adequately compensated for the elevated level of risk. Additionally, we think the possibility of a recession is now fully discounted into the high-yield market. Having said that, we continue to believe that the key to outperformance throughout 2008 will be the avoidance of individual credit defaults. We are confident that our bottom-up, research-driven strategy is well suited to this environment.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	3/31/08	9/30/07

Corporate Bonds	88%	94%
Senior Loans	7%	2%
Cash Equivalents	4%	3%
Other Investments	1%	1%
	100%	100%
Corporate Bond Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	3/31/08	9/30/07

Consumer Discretionary	18%	25%
Financials	13%	15%
Industrials	12%	13%
Materials	12%	12%
Utilities	12%	7%
Energy	11%	8%
Telecommunication Services	8%	8%
Health Care	7%	5%
Consumer Staples	4%	4%
Information Technology	3%	3%
	100%	100%
Quality	3/31/08	9/30/07

Cash Equivalents	4%	3%
A	1%	—
BBB	4%	3%
BB	32%	27%
B	48%	53%
CCC	8%	14%
D	1%	—
Not Rated	2%	—
	100%	100%

Asset allocation, corporate bond diversification and quality are subject to change.

The quality ratings represents the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	3/31/08	9/30/07

Less than 1 year	7%	10%
1-4.99 years	35%	36%
5-6.99 years	33%	24%
7 years or greater	25%	30%
	100%	100%

Weighted average effective maturity: 5.6 years and 5.8 years, respectively.

Effective maturity is subject to change.

For complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com as of each calendar quarter-end on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2008 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 85.9%
Consumer Discretionary 15.6%
Affinia Group, Inc., 9.0%, 11/30/2014	4,425,000	3,822,094
AMC Entertainment, Inc., 8.0%, 3/1/2014	9,063,000	7,680,892
American Achievement Corp., 8.25%, 4/1/2012	1,720,000	1,535,100
American Achievement Group Holding Corp., 14.75%, 10/1/2012 (PIK)	3,375,585	2,649,834
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	3,990,000	3,152,100
8.0%, 3/15/2014	1,710,000	1,487,700
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015 (b)	4,040,000	3,232,000
Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/2014	3,465,000	2,676,712
Cablevision Systems Corp., Series B, 9.644%**, 4/1/2009	2,107,000	2,091,198
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015	2,875,000	2,645,000
Carrols Corp., 9.0%, 1/15/2013 (b)	1,810,000	1,610,900
Charter Communications Holdings LLC, 11.0%, 10/1/2015	5,319,000	3,696,705
Charter Communications, Inc., 144A, 10.875%, 9/15/2014	4,790,000	4,718,150
Cirsa Capital Luxembourg, 144A, 7.875%, 7/15/2012 EUR	2,215,000	2,552,758
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014	2,394,000	1,813,455
CSC Holdings, Inc.:
7.25%, 7/15/2008	3,315,000	3,315,000
Series B, 8.125%, 7/15/2009 (b)	3,290,000	3,322,900
Series B, 8.125%, 8/15/2009	6,595,000	6,660,950
Denny's Holdings, Inc., 10.0%, 10/1/2012 (b)	1,165,000	1,071,800
Dollarama Group LP, 10.579%**, 8/15/2012	2,705,000	2,644,138
EchoStar DBS Corp.:
6.375%, 10/1/2011	580,000	556,800
6.625%, 10/1/2014	4,985,000	4,536,350
7.125%, 2/1/2016	3,820,000	3,562,150
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	4,265,000	3,006,825
Foot Locker, Inc., 8.5%, 1/15/2022	1,168,000	1,027,840
French Lick Resorts & Casino LLC, 144A, 10.75%, 4/15/2014	12,720,000	7,632,000
General Motors Corp.:
7.2%, 1/15/2011	11,380,000	9,502,300
7.4%, 9/1/2025	1,995,000	1,336,650
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	3,395,000	3,229,494
Group 1 Automotive, Inc., 8.25%, 8/15/2013	1,700,000	1,598,000
Hanesbrands, Inc., Series B, 8.204%**, 12/15/2014	5,120,000	4,544,000
Hertz Corp.:
8.875%, 1/1/2014	8,355,000	7,916,362
10.5%, 1/1/2016 (b)	1,940,000	1,816,325
Idearc, Inc., 8.0%, 11/15/2016	19,275,000	12,480,562
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	2,255,000	1,961,850
ION Media Networks, Inc., 144A, 10.508%**, 1/15/2013	3,375,000	2,531,250
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	3,490,000	2,486,625
Jarden Corp., 7.5%, 5/1/2017 (b)	2,870,000	2,511,250
Kabel Deutschland GmbH, 10.625%, 7/1/2014	3,588,000	3,520,725
Lamar Media Corp., Series C, 6.625%, 8/15/2015	2,270,000	1,997,600
Liberty Media LLC:
5.7%, 5/15/2013	540,000	472,794
8.25%, 2/1/2030 (b)	4,510,000	3,784,860
8.5%, 7/15/2029 (b)	5,890,000	5,032,563
Mediacom Broadband LLC, 8.5%, 10/15/2015	285,000	239,400
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	1,720,000	1,771,600
MGM MIRAGE:
6.75%, 9/1/2012	1,450,000	1,344,875
8.375%, 2/1/2011 (b)	3,205,000	3,213,012
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	6,390,000	6,166,350
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	9,580,000	8,382,500
Penske Automotive Group, Inc., 7.75%, 12/15/2016	8,535,000	7,382,775
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	3,570,000	3,516,450
Quebecor Media, Inc., 7.75%, 3/15/2016	2,290,000	2,089,625
Quebecor World, Inc., 144A, 9.75%, 1/15/2015*	2,830,000	1,358,400
Quiksilver, Inc., 6.875%, 4/15/2015 (b)	4,510,000	3,630,550
Reader's Digest Association, Inc., 144A, 9.0%, 2/15/2017	2,505,000	1,672,088
Sabre Holdings Corp., 8.35%, 3/15/2016	3,160,000	2,433,200
Seminole Hard Rock Entertainment, Inc., 144A, 5.3%**, 3/15/2014	3,960,000	3,138,300
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	2,830,000	2,504,550
Simmons Co.:
Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	11,875,000	7,659,375
7.875%, 1/15/2014	2,345,000	1,922,900
Sinclair Television Group, Inc., 8.0%, 3/15/2012 (b)	1,772,000	1,789,720
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013	5,190,000	4,372,575
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013 (b)	3,420,000	3,163,500
Station Casinos, Inc., 6.5%, 2/1/2014	5,900,000	3,540,000
Travelport LLC:
7.701%**, 9/1/2014	2,640,000	2,138,400
9.875%, 9/1/2014	2,955,000	2,652,112
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	6,235,000	4,208,625
United Components, Inc., 9.375%, 6/15/2013	570,000	522,263
Unity Media GmbH, 144A, 10.375%, 2/15/2015	2,260,000	2,034,000
Univision Communications, Inc., 144A, 9.75%, 3/15/2015 (PIK)	5,265,000	3,185,325
UPC Holding BV:
144A, 7.75%, 1/15/2014 EUR	3,405,000	4,777,600
144A, 8.0%, 11/1/2016 EUR	1,700,000	2,254,453
Vitro SAB de CV:
9.125%, 2/1/2017	10,780,000	8,947,400
11.75%, 11/1/2013	1,365,000	1,382,063
XM Satellite Radio, Inc., 9.75%, 5/1/2014	6,215,000	5,997,475
Young Broadcasting, Inc., 8.75%, 1/15/2014	16,940,000	9,994,600
		268,810,622
Consumer Staples 3.4%
Alliance One International, Inc., 8.5%, 5/15/2012	1,715,000	1,612,100
Delhaize America, Inc.:
8.05%, 4/15/2027 (b)	1,070,000	1,125,744
9.0%, 4/15/2031	7,709,000	9,277,851
General Nutrition Centers, Inc., 7.199%**, 3/15/2014 (PIK)	4,215,000	3,519,525
Harry & David Holdings, Inc., 8.076%**, 3/1/2012	2,615,000	2,196,600
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	13,632,250	11,996,380
Pierre Foods, Inc., 9.875%, 7/15/2012	2,005,000	1,102,750
Pilgrim's Pride Corp., 7.625%, 5/1/2015	1,420,000	1,366,750
Rite Aid Corp., 7.5%, 3/1/2017	5,105,000	4,594,500
Smithfield Foods, Inc., 7.75%, 7/1/2017 (b)	2,760,000	2,691,000
Viskase Co., Inc., 11.5%, 6/15/2011	18,895,000	18,895,000
		58,378,200
Energy 9.9%
Atlas Energy Resources LLC, 144A, 10.75%, 2/1/2018	1,190,000	1,204,875
Belden & Blake Corp., 8.75%, 7/15/2012	15,945,000	15,984,862
Bristow Group, Inc., 7.5%, 9/15/2017	3,505,000	3,522,525
Chaparral Energy, Inc., 8.5%, 12/1/2015	5,225,000	4,545,750
Chesapeake Energy Corp.:
6.25%, 1/15/2018	2,225,000	2,124,875
6.875%, 1/15/2016	11,150,000	11,038,500
7.75%, 1/15/2015 (b)	1,468,000	1,512,040
Cimarex Energy Co., 7.125%, 5/1/2017	2,880,000	2,858,400
Delta Petroleum Corp., 7.0%, 4/1/2015	7,735,000	6,884,150
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (b)	1,130,000	1,110,225
8.375%, 5/1/2016	6,425,000	6,360,750
El Paso Corp., 9.625%, 5/15/2012	2,325,000	2,516,640
Energy Partners Ltd., 9.75%, 4/15/2014	3,010,000	2,483,250
EXCO Resources, Inc., 7.25%, 1/15/2011	4,703,000	4,573,667
Frontier Oil Corp., 6.625%, 10/1/2011	2,495,000	2,463,813
Mariner Energy, Inc.:
7.5%, 4/15/2013	2,850,000	2,736,000
8.0%, 5/15/2017	3,660,000	3,495,300
OPTI Canada, Inc.:
7.875%, 12/15/2014	4,465,000	4,364,538
8.25%, 12/15/2014	7,770,000	7,692,300
Petrohawk Energy Corp., 9.125%, 7/15/2013	3,295,000	3,385,613
Plains Exploration & Production Co., 7.0%, 3/15/2017	3,000,000	2,880,000
Quicksilver Resources, Inc., 7.125%, 4/1/2016	8,385,000	8,091,525
Sabine Pass LNG LP:
7.25%, 11/30/2013	875,000	844,375
7.5%, 11/30/2016	9,635,000	9,297,775
Stone Energy Corp.:
6.75%, 12/15/2014	10,095,000	9,186,450
8.25%, 12/15/2011	3,630,000	3,593,700
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	2,860,000	2,995,227
Tesoro Corp., 6.5%, 6/1/2017	1,561,000	1,397,095
Whiting Petroleum Corp.:
7.0%, 2/1/2014	3,505,000	3,469,950
7.25%, 5/1/2012	6,195,000	6,117,562
7.25%, 5/1/2013	1,445,000	1,423,325
Williams Companies, Inc.:
8.125%, 3/15/2012	10,576,000	11,554,280
8.75%, 3/15/2032	14,037,000	16,212,735
Williams Partners LP, 7.25%, 2/1/2017	2,865,000	2,879,325
		170,801,397
Financials 12.4%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	9,115,000	7,884,475
Ashton Woods USA LLC, 9.5%, 10/1/2015	9,125,000	4,881,875
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	1,705,000	1,278,750
CEVA Group PLC, 144A, 8.5%, 12/1/2014 EUR	2,845,000	3,211,451
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	15,844,000	17,745,280
E*TRADE Financial Corp.:
7.375%, 9/15/2013	2,505,000	1,778,550
7.875%, 12/1/2015	6,195,000	4,398,450
Eaton Vance Corp., CDO II, Series C-X, 13.68%, 7/15/2012*	2,363,417	0
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	23,115,000	18,987,216
7.375%, 10/28/2009	41,790,000	38,076,248
7.875%, 6/15/2010	11,255,000	9,813,651
GMAC LLC, 6.875%, 9/15/2011	42,935,000	32,860,903
Hawker Beechcraft Acquisition Co., LLC:
8.5%, 4/1/2015	5,975,000	6,139,312
8.875%, 4/1/2015 (PIK) (b)	5,440,000	5,562,400
9.75%, 4/1/2017 (b)	5,820,000	5,790,900
Hexion US Finance Corp., 9.75%, 11/15/2014	1,675,000	1,796,438
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012 (b)	6,666,000	6,466,020
iPayment, Inc., 9.75%, 5/15/2014	3,155,000	2,800,062
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	2,890,000	2,315,613
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	4,710,000	3,768,000
Petroplus Finance Ltd.:
144A, 6.75%, 5/1/2014	2,855,000	2,605,188
144A, 7.0%, 5/1/2017	2,810,000	2,507,925
Pinnacle Foods Finance LLC, 9.25%, 4/1/2015	2,315,000	2,048,775
Residential Capital LLC:
3.49%**, 6/9/2008	1,125,000	888,750
6.37%**, 11/21/2008	8,819,000	5,996,920
8.125%, 11/21/2008	2,910,000	2,007,900
Tropicana Entertainment LLC, 9.625%, 12/15/2014	4,895,000	2,539,281
UCI Holdco, Inc., 12.491%**, 12/15/2013 (PIK)	4,013,837	3,492,038
Universal City Development Partners, 11.75%, 4/1/2010	15,045,000	15,458,737
Yankee Acquisition Corp., Series B, 8.5%, 2/15/2015	895,000	722,713
		213,823,821
Health Care 5.1%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	4,755,000	4,089,300
Bausch & Lomb, Inc., 144A, 9.875%, 11/1/2015	4,840,000	4,924,700
Boston Scientific Corp., 6.0%, 6/15/2011	2,815,000	2,744,625
Community Health Systems, Inc., 8.875%, 7/15/2015	22,330,000	22,413,737
HCA, Inc.:
9.125%, 11/15/2014	4,520,000	4,655,600
9.25%, 11/15/2016	13,030,000	13,518,625
9.625%, 11/15/2016 (PIK)	4,750,000	4,928,125
HEALTHSOUTH Corp., 10.75%, 6/15/2016	2,380,000	2,499,000
IASIS Healthcare LLC, 8.75%, 6/15/2014	3,590,000	3,572,050
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	2,870,000	2,855,650
Sun Healthcare Group, Inc., 9.125%, 4/15/2015	2,900,000	2,798,500
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	3,435,000	2,644,950
The Cooper Companies, Inc., 7.125%, 2/15/2015 (b)	5,700,000	5,415,000
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	3,940,000	3,014,100
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	9,430,000	9,076,375
		89,150,337
Industrials 10.9%
Actuant Corp., 144A, 6.875%, 6/15/2017	2,290,000	2,261,375
Allied Security Escrow Corp., 11.375%, 7/15/2011	5,135,000	4,416,100
Allied Waste North America, Inc., 6.5%, 11/15/2010	2,030,000	2,030,000
American Color Graphics, Inc.:
10.0%, 6/15/2010	5,685,000	2,508,506
Promissory Note due 6/15/08, 10.0%, 6/15/2010 (f)	341,100	150,510
American Railcar Industries, Inc., 7.5%, 3/1/2014	2,820,000	2,481,600
ARAMARK Corp., 6.739%**, 2/1/2015	3,990,000	3,521,175
Baldor Electric Co., 8.625%, 2/15/2017 (b)	2,850,000	2,821,500
Belden, Inc., 7.0%, 3/15/2017	2,840,000	2,740,600
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	9,568,000	8,706,880
Building Materials Corp. of America, 7.75%, 8/1/2014	3,990,000	2,872,800
Cenveo Corp., 7.875%, 12/1/2013	4,166,000	3,374,460
Congoleum Corp., 8.625%, 8/1/2008*	6,765,000	5,073,750
DRS Technologies, Inc.:
6.625%, 2/1/2016	1,435,000	1,402,713
6.875%, 11/1/2013 (b)	8,120,000	7,957,600
7.625%, 2/1/2018	9,875,000	9,875,000
Education Management LLC, 8.75%, 6/1/2014	2,990,000	2,526,550
Esco Corp.:
144A, 6.675%**, 12/15/2013	1,875,000	1,612,500
144A, 8.625%, 12/15/2013	5,665,000	5,495,050
General Cable Corp.:
7.104%**, 4/1/2015	4,305,000	3,713,063
7.125%, 4/1/2017 (b)	3,025,000	2,888,875
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	2,850,000	2,308,500
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	2,365,000	2,163,975
Harland Clarke Holdings Corp., 9.5%, 5/15/2015	2,870,000	2,109,450
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	4,175,000	2,818,125
8.875%, 4/1/2012	11,060,000	6,138,300
Kansas City Southern de Mexico SA de CV:
144A, 7.375%, 6/1/2014	4,410,000	4,068,225
7.625%, 12/1/2013	7,670,000	7,209,800
9.375%, 5/1/2012	7,390,000	7,630,175
Kansas City Southern Railway Co.:
7.5%, 6/15/2009	2,235,000	2,268,525
9.5%, 10/1/2008	19,844,000	20,116,855
Mobile Services Group, Inc., 9.75%, 8/1/2014	5,260,000	4,918,100
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014 (b)	4,505,000	4,488,106
Panolam Industries International, Inc., 10.75%, 10/1/2013	1,720,000	1,333,000
R.H. Donnelley Corp., 144A, 8.875%, 10/15/2017	15,980,000	9,987,500
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	740,000	784,400
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	2,575,000	2,407,625
Titan International, Inc., 8.0%, 1/15/2012	10,105,000	9,902,900
TransDigm, Inc., 7.75%, 7/15/2014	1,705,000	1,705,000
U.S. Concrete, Inc., 8.375%, 4/1/2014 (b)	3,219,000	2,526,915
United Rentals North America, Inc.:
6.5%, 2/15/2012 (b)	5,955,000	5,389,275
7.0%, 2/15/2014	8,020,000	6,295,700
Vought Aircraft Industries, Inc., 8.0%, 7/15/2011	1,820,000	1,669,850
Xerox Capital Trust I, 8.0%, 2/1/2027	2,025,000	1,998,904
		188,669,812
Information Technology 2.9%
Alion Science & Technology, 10.25%, 2/1/2015	2,295,000	1,296,675
Freescale Semiconductor, Inc., 8.875%, 12/15/2014 (b)	9,195,000	7,195,087
L-3 Communications Corp.:
5.875%, 1/15/2015	9,690,000	9,278,175
Series B, 6.375%, 10/15/2015	4,430,000	4,330,325
Lucent Technologies, Inc., 6.45%, 3/15/2029 (b)	10,785,000	7,711,275
MasTec, Inc., 7.625%, 2/1/2017	3,985,000	3,466,950
Sanmina-SCI Corp., 144A, 5.55%**, 6/15/2010	1,425,000	1,382,250
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	5,410,000	5,153,025
SunGard Data Systems, Inc., 10.25%, 8/15/2015	7,495,000	7,532,475
Vangent, Inc., 9.625%, 2/15/2015	2,270,000	1,821,675
		49,167,912
Materials 10.4%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	1,665,000	1,602,563
ARCO Chemical Co., 9.8%, 2/1/2020	25,201,000	21,168,840
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014 (b)	5,730,000	3,910,725
Cascades, Inc., 7.25%, 2/15/2013 (b)	8,433,000	7,442,122
Chemtura Corp., 6.875%, 6/1/2016	5,010,000	4,458,900
Clondalkin Acquisition BV, 144A, 4.8%**, 12/15/2013	3,860,000	3,165,200
CPG International I, Inc., 10.5%, 7/1/2013	6,415,000	5,388,600
Exopack Holding Corp., 11.25%, 2/1/2014	9,845,000	9,008,175
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	4,505,000	4,780,931
GEO Specialty Chemicals, Inc., 144A, 10.698%**, 12/31/2009 (c)	17,801,112	13,328,582
Georgia-Pacific, LLC:
144A, 7.125%, 1/15/2017	1,995,000	1,845,375
Georgia-Pacific LLC, 9.5%, 12/1/2011	2,385,000	2,426,738
Hexcel Corp., 6.75%, 2/1/2015	11,780,000	11,397,150
Huntsman LLC, 11.625%, 10/15/2010	15,191,000	16,064,482
Innophos, Inc., 8.875%, 8/15/2014	1,310,000	1,270,700
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	8,255,000	7,161,213
Metals USA Holdings Corp., 10.729%**, 7/1/2012 (PIK)	4,015,000	2,991,175
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	1,450,000	978,750
Momentive Performance Materials, Inc., 9.75%, 12/1/2014 (b)	3,450,000	3,096,375
Mueller Water Products, Inc., 7.375%, 6/1/2017	1,710,000	1,474,875
NewMarket Corp., 7.125%, 12/15/2016	6,860,000	6,688,500
NewPage Corp., 144A, 10.0%, 5/1/2012 (b)	5,620,000	5,704,300
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	3,410,000	5,060,521
Pliant Corp., 11.625%, 6/15/2009 (PIK)	7	7
Radnor Holdings Corp., 11.0%, 3/15/2010*	1,510,000	1,888
Rhodia SA, 144A, 7.326%**, 10/15/2013 EUR	3,265,000	4,484,515
Smurfit-Stone Container Enterprises, Inc.:
8.0%, 3/15/2017 (b)	5,800,000	4,872,000
8.25%, 10/1/2012	4,280,000	3,857,350
8.375%, 7/1/2012	2,880,000	2,606,400
Steel Dynamics, Inc.:
6.75%, 4/1/2015	4,575,000	4,483,500
144A, 7.375%, 11/1/2012	1,065,000	1,075,650
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	6,249,000	6,163,076
The Mosaic Co., 144A, 7.625%, 12/1/2014	5,135,000	5,494,450
Witco Corp., 6.875%, 2/1/2026	2,370,000	1,587,900
Wolverine Tube, Inc., 10.5%, 4/1/2009	5,130,000	4,591,350
		179,632,878
Telecommunication Services 6.9%
BCM Ireland Preferred Equity Ltd., 144A, 11.355%**, 2/15/2017 (PIK) EUR	3,172,792	3,333,471
Centennial Communications Corp.:
10.0%, 1/1/2013	6,800,000	6,324,000
10.125%, 6/15/2013	2,310,000	2,281,125
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	5,875,000	5,772,187
8.375%, 1/15/2014 (b)	3,295,000	3,089,063
Cricket Communications, Inc., 144A, 9.375%, 11/1/2014	6,565,000	6,220,337
Embratel, Series B, 11.0%, 12/15/2008 (b)	1,296,000	1,354,320
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012	1,520,648	1,475,029
Intelsat Corp., 9.0%, 6/15/2016	2,075,000	2,090,563
Intelsat Jackson Holdings Ltd.:
9.25%, 6/15/2016	1,695,000	1,707,713
11.25%, 6/15/2016	5,440,000	5,514,800
Intelsat Subsidiary Holding Co., Ltd., 8.25%, 1/15/2013	5,765,000	5,808,237
iPCS, Inc., 5.364%**, 5/1/2013	1,465,000	1,128,050
MetroPCS Wireless, Inc., 9.25%, 11/1/2014	8,270,000	7,608,400
Millicom International Cellular SA, 10.0%, 12/1/2013	12,015,000	12,735,900
Nortel Networks Ltd., 8.508%**, 7/15/2011	5,405,000	4,634,788
Orascom Telecom Finance, 144A, 7.875%, 2/8/2014	2,115,000	1,961,663
Qwest Corp.:
7.25%, 9/15/2025	1,005,000	874,350
7.875%, 9/1/2011	3,010,000	3,002,475
Rural Cellular Corp., 9.875%, 2/1/2010	5,265,000	5,409,787
Stratos Global Corp., 9.875%, 2/15/2013	2,205,000	2,240,831
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013	12,520,000	13,036,450
US Unwired, Inc., Series B, 10.0%, 6/15/2012	7,026,000	6,516,615
Virgin Media Finance PLC:
8.75%, 4/15/2014 (b)	6,891,000	6,184,672
8.75%, 4/15/2014 EUR	4,855,000	6,591,750
West Corp., 9.5%, 10/15/2014	3,420,000	3,060,900
		119,957,476
Utilities 8.4%
AES Corp.:
8.0%, 10/15/2017	5,715,000	5,786,437
144A, 8.75%, 5/15/2013	17,517,000	18,217,680
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	22,980,000	24,818,400
CMS Energy Corp., 8.5%, 4/15/2011	13,575,000	14,418,958
Edison Mission Energy, 7.0%, 5/15/2017	5,170,000	5,144,150
Energy Future Holdings Corp., 144A, 10.875%, 11/1/2017	8,555,000	8,640,550
Mirant Americas Generation LLC, 8.3%, 5/1/2011	6,675,000	6,808,500
Mirant North America LLC, 7.375%, 12/31/2013	2,235,000	2,257,350
NRG Energy, Inc.:
7.25%, 2/1/2014	9,465,000	9,346,687
7.375%, 2/1/2016	19,735,000	19,340,300
Regency Energy Partners LP, 8.375%, 12/15/2013	4,020,000	4,100,400
Reliant Energy, Inc., 7.875%, 6/15/2017 (b)	5,700,000	5,671,500
Sierra Pacific Resources:
6.75%, 8/15/2017	6,710,000	6,470,735
8.625%, 3/15/2014	1,263,000	1,326,227
Texas Competitive Electric Holdings Co., LLC, 144A, 10.25%, 11/1/2015	12,535,000	12,487,994
		144,835,868
Total Corporate Bonds (Cost $1,647,397,730)		1,483,228,323

Senior Loans** 7.1%
Advanced Medical Optics, Inc., Term Loan B, LIBOR plus 1.75%, 4.236%, 4/2/2014	1,717,025	1,556,054
Aleris International, Inc., Term Loan B, LIBOR plus 2.375%, 4.861%, 12/14/2013	2,272,738	1,896,112
Algoma Steel, Inc., Term Loan, LIBOR plus 2.5%, 4.986%, 6/30/2013	948,367	841,675
Alliance Mortgage Cycle Loan, LIBOR plus 7.25%, 9.736%, 6/4/2010*	3,500,000	175,000
Bausch & Lomb, Inc.:
Term Delay Draw, LIBOR plus 3.25%, 5.736%, 4/11/2015	570,000	555,491
Term Loan B, LIBOR plus 3.25%, 5.736%, 4/11/2015	4,570,000	4,453,671
Buffets, Inc.:
Letter of Credit, 4.73%, 5/1/2013	1,005,209	556,886
Term Loan B, 10.372%, 1/13/2011	7,538,515	4,176,339
Charter Communications Operations:
Term Loan, LIBOR plus 2.0%, 4.486%, 3/6/2014	5,525,000	5,378,587
Term Loan B, LIBOR plus 3.25%, 5.736%, 4/27/2011	5,205,000	4,411,706
Energy Future Holdings Corp.:
Term Loan B1, LIBOR plus 3.5%, 5.986%, 10/10/2014	26,139,488	23,773,080
Term Loan B3, LIBOR plus 3.5%, 5.986%, 10/10/2014	17,077,200	15,511,818
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 4.736%, 9/16/2013	1,705,050	1,406,666
Golden Nugget, 5.81%, 6/16/2014	3,314,692	2,452,872
Hawker Beechcraft, Inc.:
Letter of Credit, LIBOR plus 2.0%, 4.486%, 3/26/2014	94,318	88,501
Term Loan B, LIBOR plus 2.0%, 4.486%, 3/26/2014	1,622,580	1,522,524
HCA, Inc., Term Loan A1, 6.33%, 11/18/2012	9,357,612	8,540,904
Hexion Specialty Chemicals:
Term Loan C1, LIBOR plus 2.25%, 4.736%, 5/5/2013	5,163,015	4,836,015
Term Loan C2, LIBOR plus 2.25%, 4.736%, 5/5/2013	1,375,547	1,289,190
IASIS Healthcare LLC, 8.494%, 6/15/2014	2,761,003	2,264,023
Local TV On Satellite LLC, Term Loan B, LIBOR plus 2.25%, 4.736%, 5/7/2013	1,706,425	1,441,929
Longview Power LLC:
Demand Draw, 4.938%, 4/1/2014	1,141,000	995,522
Letter of Credit, 5.0%, 4/1/2014	321,000	280,073
Term Loan B, 7.25%, 4/1/2014	983,000	857,668
NewPage Corp., Term Loan B, LIBOR plus 3.0%, 5.486%, 11/5/2014	660,000	648,863
Rail America, Inc., 5.32%, 10/2/2008	4,400,000	4,213,000
Sabre, Inc., Term Loan B, LIBOR plus 2.25%, 4.736%, 9/30/2014	2,784,229	2,295,054
Symbion, Inc.:
Term Loan A, 6.494%, 8/23/2013	1,317,908	1,113,632
Term Loan B, 6.494%, 8/23/2014	1,317,908	1,113,632
Telesat Canada, Inc.:
Term Loan B, LIBOR plus 3.0%, 5.486%, 10/31/2014	6,086,725	5,664,457
Term Loan, 8.09%, 9/1/2014	2,024,409	1,883,966
Term Loan, 9.0%, 10/31/2008	8,575,000	7,074,375
Toys "R" Us, Term Loan, 7.315%, 7/1/2012	3,980,100	3,603,642
Tribune Co., Term Loan B, 5.542%, 5/24/2014	5,721,250	3,868,995
Wesco Aircraft Hardware Corp.:
Term Loan B, LIBOR plus 2.25%, 4.736%, 9/29/2013	729,375	686,524
Term Loan, LIBOR plus 5.75%, 8.236%, 3/31/2014	500,000	471,250
Total Senior Loans (Cost $140,307,411)		121,899,696
	Units	Value ($)

Other Investments 0.3%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029 (Cost $5,733,173)	6,700,000	5,343,250
	Shares	Value ($)

Common Stocks 0.0%
GEO Specialty Chemicals, Inc.*	136,705	116,746
GEO Specialty Chemicals, Inc. 144A*	12,448	10,581
Total Common Stocks (Cost $1,635,755)		127,327

Preferred Stocks 0.0%
ION Media Networks, Inc., Series AI, 12.0%*	3	4,500
ION Media Networks, Inc., 144A, 12.0%*	16	24,000
ION Media Networks, Inc. 144A, 12.0%*	95,000	1,425
Total Preferred Stocks (Cost $272,427)		29,925

Warrants 0.0%
Dayton Superior Corp., 144A, Expiration Date 6/15/2009*	560	0
DeCrane Aircraft Holdings, Inc., 144A, Expiration Date 9/30/2008*	16,090	0
New Asat (Finance) Ltd., Expiration Date 2/1/2011*	911,300	153,450
Total Warrants (Cost $6)		153,450

Securities Lending Collateral 3.6%
Daily Assets Fund Institutional, 3.25% (d) (e) (Cost $62,891,613)	62,891,613	62,891,613

Cash Equivalents 4.1%
Cash Management QP Trust, 2.84% (d) (Cost $71,182,765)	71,182,765	71,182,765
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,929,420,880)+	101.0	1,744,856,349
Other Assets and Liabilities, Net	(1.0)	(17,575,538)
Net Assets	100.0	1,727,280,811
* Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default.
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan	9.763%	6/4/2010	3,500,000	USD	3,508,969	175,000
Congoleum Corp.	8.625%	8/1/2008	6,765,000	USD	6,665,724	5,073,750
Eaton Vance Corp., CDO	13.68%	7/15/2012	2,363,417	USD	1,697,739	0
Quebecor World, Inc.	9.75%	1/15/2015	2,830,000	USD	2,830,000	1,358,400
Radnor Holdings Corp.	11.0%	3/15/2010	1,510,000	USD	1,381,320	1,888
					16,083,752	6,609,038
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2008.
+ The cost for federal income tax purposes was $1,940,259,139. At March 31, 2008, net unrealized depreciation for all securities based on tax cost was $195,402,790. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,220,685 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $200,623,475.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2008 amounted to $60,283,470, which is 3.5% of net assets.
(c) Security has a deferred interest payment of $532,406 from April 1, 2006.
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(f) Security issued in lieu of interest payment due December 15, 2007 deferred until June 15, 2008, This security is deemed to be non-income producing.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligation
LIBOR: Represents the London InterBank Offered Rate
PIK: Denotes that all or a portion of the income is paid in-kind.

At March 31, 2008, the Fund had unfunded loan commitments of $1,020,173 which could be extended at the option of the borrower, pursuant to the following loan agreement:

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Depreciation ($)
Bausch & Lomb, Inc., Term Delay Draw, 4/11/2015	567,150	555,491	(11,659)
Telesat Canada, Inc., Term Loan B. 10/31/2014	453,023	427,032	(25,991)
Total	$ 1,020,173	$ 982,523	$ (37,650)

At March 31, 2008, open credit default swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Underlying Debt Obligation	Unrealized Appreciation/ (Depreciation) ($)
10/5/2007 12/20/2008	2,855,000[3]	Fixed — 3.2%	General Motors Corp., 7.125%, 7/15/2013	(48,733)
10/9/2007 12/20/2008	2,855,000[2]	Fixed — 3.1%	Ford Motor Co., 6.5%, 8/1/2018	(48,063)
10/9/2007 12/20/2008	3,005,000[5]	Fixed — 2.6%	General Motors Corp., 7.125%, 7/15/2013	(72,824)
10/10/2007 12/20/2008	1,715,000[3]	Fixed — 3.15%	Ford Motor Co., 6.5%, 8/1/2018	(27,991)
10/17/2007 12/20/2009	3,220,000[4]	Fixed — 3.85%	Ford Motor Co., 6.5%, 8/1/2018	(256,754)
10/22/2007 12/20/2008	5,640,000[1]	Fixed — 3.05%	Ford Motor Co., 6.5%, 8/1/2018	(101,479)
10/22/2007 12/20/2008	5,640,000[1]	Fixed — 3.06%	General Motors Corp., 7.125%, 7/15/2013	(114,089)
10/23/2007 12/20/2008	533,000[3]	Fixed — 3.4%	Ford Motor Co., 6.5%, 8/1/2018	(8,108)
11/21/2007 12/20/2008	3,055,000[4]	Fixed — 4.02%	Tenet Healthcare Corp., 7.375%, 2/1/2013	48,105
12/13/2007 12/20/2009	2,995,000[4]	Fixed — 5.05%	Ford Motor Co., 6.5%, 8/1/2018	(149,230)
12/19/2007 12/20/2008	4,000,000[1]	Fixed — 2.9%	Tenet Healthcare Corp., 7.375%, 2/1/2013	12,095
1/29/2008 3/20/2013	2,400,000[1]	Fixed — 3.0%	HCA, Inc., 7.7%, 3/20/2009	(26,059)
2/19/2008 3/20/2009	2,985,000[4]	Fixed — 3.8%	HCA, Inc., 7.7%, 3/20/2009	40,867
2/26/2008 3/20/2009	3,150,000[4]	Fixed — 5.0%	Tenet Healthcare Corp., 7.375%, 2/1/2013	41,977
3/20/2008 3/20/2009	4,005,000[6]	Fixed — 2.65%	HCA, Inc., 7.7%, 3/20/2009	(94,581)
Total net unrealized depreciation				(804,867)
Counterparties: [1] Lehman Brothers, Inc. [2] Goldman Sachs & Co. [3] Morgan Stanley Co., Inc. [4] Merrill Lynch & Co., Inc. [5] Citigroup Global Markets, Inc. [6] JPMorgan Chase

As of March 31, 2008, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
EUR	19,789,000	USD	29,110,841	4/7/2008	(1,176,871)
Currency Abbreviations
EUR Euro USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,795,346,502) — including $60,283,470 of securities loaned	$ 1,610,781,971
Investment in Daily Assets Fund Institutional (cost $62,891,613)*	62,891,613
Investment in Cash Management QP Trust (cost $71,182,765)	71,182,765
Total investments, at value (cost $1,929,420,880)	1,744,856,349
Cash	4,196,147
Foreign currency at value (cost $700)	727
Interest receivable	40,851,937
Receivable for Fund shares sold	11,486,983
Receivable for investments sold	6,542,787
Initial margin on open credit default swap contracts	414,000
Unrealized appreciation on credit default swaps contracts	143,044
Foreign taxes recoverable	25,452
Other assets	83,576
Total assets	1,808,601,002
Liabilities
Payable for investments purchased	8,236,043
Payable for Fund shares redeemed	5,606,891
Unrealized depreciation on forward foreign currency exchange contracts	1,176,871
Payable upon return of securities loaned	62,891,613
Unrealized depreciation on credit default swap contracts	947,911
Unrealized depreciation on unfunded loan commitments	37,650
Accrued management fee	844,740
Other accrued expenses and payables	1,578,472
Total liabilities	81,320,191
Net assets, at value	$ 1,727,280,811
Net Assets Consist of
Distributions in excess of net investment income	(4,523,173)
Net unrealized appreciation (depreciation) on: Investments	(184,564,531)
Credit default swap contracts	(804,867)
Unfunded loan commitments	(37,650)
Foreign currency	(1,121,193)
Accumulated net realized gain (loss)	(1,572,933,781)
Paid-in capital	3,491,266,006
Net assets, at value	$ 1,727,280,811
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,470,496,932 ÷ 308,122,650 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.77
Maximum offering price per share (100 ÷ 95.50 of $4.77)	$ 4.99

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($82,385,830 ÷ 17,269,886 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 4.77

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($128,124,694 ÷ 26,815,023 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 4.78

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($46,273,355 ÷ 9,685,413 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 4.78
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2008 (Unaudited)
Investment Income
Income: Interest	$ 82,691,988
Interest — Cash Management QP Trust	1,283,086
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	350,151
Total Income	84,325,225
Expenses: Management fee	5,085,302
Distribution and service fees	3,087,706
Services to shareholders	1,264,258
Reports to shareholders and shareholder meeting	610,987
Professional fees	127,049
Trustees' fees and expenses	36,654
Registration fees	28,388
Custodian fee	26,591
Other	87,418
Total expenses before expense reductions	10,354,353
Expense reductions	(29,177)
Total expenses after expense reductions	10,325,176
Net investment income (loss)	74,000,049
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(42,995,659)
Foreign currency	(2,680,599)
Payments by affiliates (see note I)	281
(45,675,977)
Net unrealized appreciation (depreciation) during the period on: Investments	(121,480,710)
Unfunded loan commitments	(37,650)
Credit default swaps	(804,867)
Foreign currency	(317,217)
(122,640,444)
Net gain (loss) on investment transactions	(168,316,421)
Decrease in net assets resulting from operations	$ (94,316,372)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
Operations: Net investment income (loss)	$ 74,000,049	$ 162,515,881
Net realized gain (loss)	(45,675,977)	(3,657,644)
Change in net unrealized appreciation (depreciation)	(122,640,444)	(27,816,159)
Net increase (decrease) in net assets resulting from operations	(94,316,372)	131,042,078
Distributions to shareholders from: Net investment income: Class A	(67,853,556)	(155,829,053)
Class B	(3,785,915)	(11,154,231)
Class C	(5,801,518)	(13,390,734)
Institutional Class	(1,586,308)	(2,085,052)
Total distributions	(79,027,297)	(182,459,070)
Fund share transactions: Proceeds from shares sold	113,165,206	298,959,748
Reinvestment of distributions	48,103,114	111,991,844
Cost of shares redeemed	(283,595,965)	(488,158,058)
Redemption fees	13,481	121,432
Net increase (decrease) in net assets from Fund share transactions	(122,314,164)	(77,085,034)
Increase (decrease) in net assets	(295,657,833)	(128,502,026)
Net assets at beginning of period	2,022,938,644	2,151,440,670
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $4,523,173 and $504,075, respectively)	$ 1,727,280,811	$ 2,022,938,644

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 5.24	$ 5.37	$ 5.42	$ 5.43	$ 5.23	$ 4.62
Income (loss) from investment operations: Net investment income[b]	.20	.42	.42	.44	.44	.44
Net realized and unrealized gain (loss)	(.45)	(.08)	(.02)	.00***	.22	.61
Total from investment operations	(.25)	.34	.40	.44	.66	1.05
Less distributions from: Net investment income	(.22)	(.47)	(.45)	(.45)	(.46)	(.44)
Total distributions	(.22)	(.47)	(.45)	(.45)	(.46)	(.44)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 4.77	$ 5.24	$ 5.37	$ 5.42	$ 5.43	$ 5.23
Total Return (%)[c]	(4.94)**	6.39[d]	7.77	8.12[d]	13.24	23.92
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,470	1,715	1,809	1,926	1,950	1,868
Ratio of expenses before expense reductions (%)	.98*	.97	.96	.96	.94	.97
Ratio of expenses after expense reductions (%)	.98*	.96	.96	.96	.94	.97
Ratio of net investment income (%)	8.05*	7.70	7.84	8.00	8.13	8.92
Portfolio turnover rate (%)	33**	66	100	113	162	149
[a] For the six months ended March 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended September 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 5.24	$ 5.37	$ 5.42	$ 5.43	$ 5.23	$ 4.62
Income (loss) from investment operations: Net investment income[b]	.18	.37	.38	.39	.39	.40
Net realized and unrealized gain (loss)	(.45)	(.08)	(.02)	.01	.22	.61
Total from investment operations	(.27)	.29	.36	.40	.61	1.01
Less distributions from: Net investment income	(.20)	(.42)	(.41)	(.41)	(.41)	(.40)
Total distributions	(.20)	(.42)	(.41)	(.41)	(.41)	(.40)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 4.77	$ 5.24	$ 5.37	$ 5.42	$ 5.43	$ 5.23
Total Return (%)[c]	(5.33)**	5.53[d]	6.87	7.45[d]	12.09	22.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	82	115	165	212	332	462
Ratio of expenses before expense reductions (%)	1.81*	1.76	1.76	1.81	1.75	1.82
Ratio of expenses after expense reductions (%)	1.81*	1.76	1.76	1.80	1.75	1.82
Ratio of net investment income (%)	7.22*	6.90	7.04	7.15	7.32	8.07
Portfolio turnover rate (%)	33**	66	100	113	162	149
[a] For the six months ended March 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended September 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 5.25	$ 5.38	$ 5.43	$ 5.44	$ 5.24	$ 4.63
Income (loss) from investment operations: Net investment income[b]	.18	.38	.38	.39	.40	.40
Net realized and unrealized gain (loss)	(.45)	(.08)	(.02)	.01	.22	.61
Total from investment operations	(.27)	.30	.36	.40	.62	1.01
Less distributions from: Net investment income	(.20)	(.43)	(.41)	(.41)	(.42)	(.40)
Total distributions	(.20)	(.43)	(.41)	(.41)	(.42)	(.40)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 4.78	$ 5.25	$ 5.38	$ 5.43	$ 5.44	$ 5.24
Total Return (%)[c]	(5.29)**	5.59	6.94	7.49[d]	12.12	23.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	128	162	159	153	156	165
Ratio of expenses before expense reductions (%)	1.73*	1.72	1.71	1.75	1.71	1.82
Ratio of expenses after expense reductions (%)	1.73*	1.72	1.71	1.74	1.71	1.82
Ratio of net investment income (%)	7.30*	6.94	7.09	7.21	7.36	8.07
Portfolio turnover rate (%)	33**	66	100	113	162	149
[a] For the six months ended March 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended September 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 5.25	$ 5.38	$ 5.42	$ 5.43	$ 5.23	$ 4.63
Income (loss) from investment operations: Net investment income[b]	.21	.43	.44	.46	.45	.44
Net realized and unrealized gain	(.46)	(.08)	(.01)	.00***	.22	.62
Total from investment operations	(.25)	.35	.43	.46	.67	1.06
Less distributions from: Net investment income	(.22)	(.48)	(.47)	(.47)	(.47)	(.46)
Total distributions	(.22)	(.48)	(.47)	(.47)	(.47)	(.46)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 4.78	$ 5.25	$ 5.38	$ 5.42	$ 5.43	$ 5.23
Total Return (%)	(4.77)**	6.70[c]	8.33[c]	8.49[c]	13.32	24.33
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	31	18	13	10	1
Ratio of expenses before expense reductions (%)	.69*	.65	.69	.66	.65	.83
Ratio of expenses after expense reductions (%)	.69*	.64	.68	.59	.65	.83
Ratio of net investment income (%)	8.34*	8.02	8.12	8.36	8.42	9.06
Portfolio turnover rate (%)	33**	66	100	113	162	149
[a] For the six months ended March 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS High Income Fund (the "Fund"), is a diversified series of the DWS High Income Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund, is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund, is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments quarterly based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Senior Bank Debt. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for each of the three open tax years as September 30, 2007, and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended March 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $587,525,049 and $744,047,615, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.580%
Next $750 million of such net assets	.550%
Next $1.5 billion of such net assets	.530%
Next $2.5 billion of such net assets	.510%
Next $2.5 billion of such net assets	.480%
Next $2.5 billion of such net assets	.460%
Next $2.5 billion of such net assets	.440%
Over $12.5 billion of such net assets	.420%

Accordingly, for the six months ended March 31, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.54% of the Fund's average daily net assets.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Service Provider Fees	Total Aggregated	Unpaid at March 31, 2008
Class A	$ 814,166	$ 279,614
Class B	77,704	33,233
Class C	65,348	26,850
Institutional Class	11,017	1,844
	$ 968,235	$ 341,541

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2008
Class B	$ 368,463	$ 56,978
Class C	557,790	87,041
	$ 926,253	$ 144,019

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2008	Annualized Effective Rate
Class A	$ 1,855,889	$ 276,957.23%
Class B	121,158	14,730.25%
Class C	184,406	14,221.25%
	$ 2,161,453	$ 305,908

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2008, aggregated $95,530.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2008, the CDSC for Class B and C shares aggregated $127,169 and $25,249, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2008, DWS-SDI received an aggregate CDSC of $1,148 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2008, the amount charged to the Fund by DIMA included in Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $9,139, all of which is unpaid.

Trustees' Fees and Expenses. For the six months ended March 31, 2008, the Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Fee Reductions

For the six months ended March 31, 2008, the Advisor agreed to reimburse the Fund $6,158, which represented a portion of the expected fee savings for the Advisor through December 31, 2007, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2008, the Fund's custodian fee was reduced by $9,260 and $13,759, respectively, for custody and transfer agent credits earned.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Borrowings

The Fund has entered into a credit facility with State Street Bank and Trust Company and Societe Generale. Under the terms of this agreement, any loan obtained by the Fund will bear interest at the Fed Funds Rate plus 0.65%, which is payable at maturity. A commitment fee is charged to the Fund and is included with "other expense" on the Statement of Operations. The loan amounts and rates are reset periodically under a revolving credit agreement obtained by the Fund in an amount not to exceed $111,000,000 at any one time and which was available until October 10, 2007. Effective October 11, 2007, the size of the revolving credit agreement was decreased to an amount not to exceed $40,000,000 at any one time and is available until October 10, 2008.

No loans were initiated under this credit facility during the six month period ending March 31, 2008.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2008		Year Ended September 30, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	16,000,175	$ 79,572,596	38,875,368	$ 210,169,964
Class B	709,802	3,554,112	3,473,890	18,811,631
Class C	1,663,205	8,409,693	8,494,879	46,112,494
Institutional Class	4,392,354	21,628,805	4,527,152	23,865,659
		$ 113,165,206		$ 298,959,748
Shares issued to shareholders in reinvestment of distributions
Class A	8,450,524	$ 41,947,385	17,912,785	$ 96,504,580
Class B	399,243	1,983,925	1,080,415	5,826,207
Class C	691,112	3,435,815	1,425,332	7,690,122
Institutional Class	148,532	735,989	366,140	1,970,935
		$ 48,103,114		$ 111,991,844
Shares redeemed
Class A	(43,694,778)	$ (219,080,750)	(66,204,338)	$ (356,916,523)
Class B	(5,731,791)	(28,688,130)	(13,387,554)	(72,345,058)
Class C	(6,433,315)	(31,926,472)	(8,649,327)	(46,423,133)
Institutional Class	(766,597)	(3,900,613)	(2,393,577)	(12,473,344)
		$ (283,595,965)		$ (488,158,058)
Redemption fees		$ 13,481		$ 121,432
Net increase (decrease)
Class A	(19,244,079)	$ (97,550,275)	(9,416,185)	$ (50,175,138)
Class B	(4,622,746)	(23,148,193)	(8,833,249)	(47,697,552)
Class C	(4,078,998)	(20,079,966)	1,270,884	7,424,024
Institutional Class	3,774,289	18,464,270	2,499,715	13,363,632
		$ (122,314,164)		$ (77,085,034)

I. Payments made by Affiliates

During the six months ended March 31, 2008, the Advisor reimbursed the Fund $281 for losses incurred on trades executed incorrectly. The amounts of the losses were less than 0.01% of average net assets, thus having no impact on total return.

Shareholder Meeting Results

A Special Meeting of Shareholders of DWS High Income Fund (the "Fund") was held on March 31, 2008, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matters were voted upon by the shareholders of said Fund (the resulting votes presented below):

1. Election of the Board of Trustees of the Fund

	Number of Votes:
Trustee	For	Withheld
John W. Ballantine	248,580,980.5415	8,447,697.6771
Henry P. Becton, Jr.	248,352,814.8838	8,675,863.3348
Dawn-Marie Driscoll	248,294,700.5695	8,733,977.6491
Keith R. Fox	248,411,708.6376	8,616,969.5810
Paul K. Freeman	248,608,157.5977	8,420,520.6209
Kenneth C. Froewiss	248,592,544.3788	8,436,133.8398
Richard J. Herring	248,539,461.5258	8,489,216.6928
William McClayton	248,339,289.8159	8,689,388.4027
Rebecca W. Rimel	248,346,554.2417	8,682,123.9769
William N. Searcy, Jr.	248,481,527.0129	8,547,151.2057
Jean Gleason Stromberg	248,489,140.7382	8,539,537.4804
Robert H. Wadsworth	248,491,758.8182	8,536,919.4004
Axel Schwarzer	248,504,376.4489	8,524,301.7697

2. Approval of an Amended and Restated Investment Management Agreement

Number of Votes:
For	Against	Abstain
181,745,551.0384	10,414,811.3221	13,049,790.8581

3. Approval of a Subadvisor Approval Policy

Number of Votes:
For	Against	Abstain
184,492,588.3224	7,256,779.6823	13,460,785.2139

4. Approval of a Revised Fundamental Investment Policy Regarding Commodities

Number of Votes:
For	Against	Abstain
184,289,409.1687	7,262,829.9662	13,657,914.0837

The Special Meeting of Shareholders was reconvened on May 1, 2008, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below):

5. Approval of an Amended and Restated Declaration of Trust

Number of Votes:
For	Against	Abstain
186,373,673.7018	6,864,970.7631	13,649,203.4076

Investment Management Agreement Approval

On November 14, 2007, the Board, including all the Independent Trustees, approved an Amended and Restated Investment Management Agreement (the "Amended Management Agreement") with respect to the Fund. The Amended Management Agreement and an Administrative Services Agreement were presented to the Board and considered by it as part of a broader program initiated by DIMA to simplify and standardize the expense structures and related contracts for the DWS Funds.

The Board conducted a thorough review of the potential implications of the Amended Management Agreement and Administrative Services Agreement on the Fund's shareholders. The Independent Trustees met on several occasions to review and discuss the Amended Management Agreement and Administrative Services Agreement, both among themselves and with representatives of DIMA. They were assisted in this review by their independent legal counsel.

In approving the Amended Management Agreement, the Board considered the following factors, among others:

The proposed arrangements would facilitate uniformity and conform management and administrative fee structures across all DWS Funds.

The standardization and simplification of contract provisions and fees charged to the DWS Funds would reduce the risks of operational and compliance errors.

The aggregate fee paid by the Fund to DIMA will remain the same under the Amended Management Agreement and Administrative Services Agreement, although the separation of the investment management services and general administrative services provided by DIMA into two separate contracts, as is currently the case for certain other DWS Funds, would provide greater flexibility in the future to adjust the administrative services arrangements of the Fund, including increasing the fees paid for administrative services, without incurring the cost of a shareholder meeting.

The overall scope of the services being provided by DIMA and the standard of care applicable to those services would not be reduced as a result of restructuring the agreements.

The Board also considered that it renewed the Current Investment Management Agreement (the "Current Management Agreement") for the Fund as part of its annual contract renewal process in September 2007. As part of that renewal process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Current Management Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from DIMA, independent third parties and independent legal counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results for the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the Board. Throughout their consideration of the Current Management Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with its review of the Amended Management Agreement, the Board considered DIMA's representation that the Board may rely on and take into account the information provided in connection with the renewal of the Current Management Agreement for the Fund. Accordingly, the Board took note of the following factors, among others, that it considered in approving the renewal of the Current Management Agreement for the Fund: (1) the nature, quality and extent of services provided by DIMA; (2) the management fee rate, operating expenses and total expense ratios; (3) the pre-tax profits realized by DIMA in managing the Fund; (4) the benefits to the Fund from any economies of scale; and (5) the character and amount of other incidental benefits realized by DIMA and its affiliates. With respect to these factors, the Board reached the following conclusions in approving the renewal of the Current Management Agreement for the Fund: (1) the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory; (2) the management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA; (3) the pre-tax profits realized by DIMA were not unreasonable; (4) the management fee schedule reflects an appropriate level of sharing of any economies of scale; and (5) the management fees were reasonable in light of the fallout benefits to DIMA. The Board believes that the factors considered and the conclusions that were reached in connection with the renewal of the Current Management Agreement are relevant in approving the Amended Management Agreement.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Amended Management Agreement are fair and reasonable and that the approval of the Amended Management Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B and C also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KHYAX	KHYBX	KHYCX	KHYIX
CUSIP Number	23337M 107	23337M 206	23337M 305	23337M 404
Fund Number	8	208	308	513

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Fund, a series of DWS High Income Series

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS High Income Fund, a series of DWS High Income Series

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 30, 2008